EXHIBIT 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of June 14, 2006 by and among A. T. MASSEY COAL COMPANY, INC., a Virginia corporation (the “Administrative Borrower”), individually and as agent on behalf of the other Loan Parties (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement referenced below), the Required Lenders signatory hereto, UBS AG, STAMFORD BRANCH, as administrative agent (the “Administrative Agent”), and THE CIT GROUP/BUSINESS CREDIT, INC., as collateral agent and as security trustee (the “Collateral Agent”; and together with the Administrative Agent, the “Agents”) for the Secured Parties and Issuing Bank.

RECITALS

WHEREAS, the Administrative Borrower, the other Borrowers, the Guarantors, the Administrative Agent, the Collateral Agent and Lenders entered into that certain Credit Agreement dated as of January 20, 2004 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Administrative Borrower (on behalf of itself and each of the other Loan Parties), the Administrative Agent, the Collateral Agent, and the Lenders entered into that certain First Amendment to Credit Agreement effective as of March 12, 2004;

WHEREAS, the Administrative Borrower (on behalf of itself and each of the other Loan Parties), the Administrative Agent, the Collateral Agent, and the Lenders entered into that certain Third Amendment to Credit Agreement effective as of June 28, 2004. While this document is titled the Third Amendment to Credit Agreement, it amends the Credit Agreement for only the second time because the Second Amendment to Credit Agreement was never executed;

WHEREAS, the Administrative Borrower (on behalf of itself and each of the other Loan Parties), the Administrative Agent, the Collateral Agent, and the Lenders entered into that certain Limited Waiver and Amendment to Credit Agreement effective as of December 14, 2005;

WHEREAS, the Administrative Borrower (on behalf of itself and each of the other Loan Parties), the Administrative Agent, the Collateral Agent, and the Lenders entered into that certain Limited Waiver to Credit Agreement effective as of January 25, 2006;

WHEREAS, the Administrative Borrower (on behalf of itself and each of the other Loan Parties), the Administrative Agent, the Collateral Agent, and the Lenders entered into that certain Limited Waiver and Consent to Credit Agreement effective as of March 28, 2006;

WHEREAS, as of January 1, 2006, Holdings adopted the provisions of Emerging Issues Task Force Issue 04-6 related to accounting for production related surface mining costs;

WHEREAS, an Accounting Change has occurred by virtue of the adoption by Holdings of the provisions of Emerging Issues Task Force Issue 04-6;

WHEREAS, the Administrative Borrower (on behalf of itself and each of the other Loan Parties) has requested that Agents and the Required Lenders amend the Credit Agreement to modify the definition of Consolidated Net Worth so that the criteria for evaluating the Borrowers’ financial condition shall be the same after such Accounting Change as if such Accounting Change had not been made.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agents, the Required Lenders and the Administrative Borrower (on behalf of itself and each of the other Loan Parties) agree as follows:

1 Amendment to Credit Agreement. Effective on the date of the satisfaction of the conditions precedent set forth in Section 2 hereof, Section 1.01 of the Credit Agreement is amended to amend and restate the defined term “Consolidated Net Worth” to read in its entirety as follows:

““Consolidated Net Worth” shall mean, as of any date, consolidated shareholders’ equity or net worth of Holdings and its Consolidated Subsidiaries, as determined in accordance with GAAP, adjusted to remove the effect on consolidated shareholders’ equity or net worth from the adoption of Emerging Issues Task Force Issue 04-06; provided, that the amount of such adjustment shall not be greater than $95,000,000.”

2 Conditions to Effectiveness. This Amendment shall be effective on the date on which all of the following conditions precedent are satisfied:

2.1 This Amendment shall have been executed and delivered by the Administrative Agent, the Collateral Agent, the Required Lenders and the Administrative Borrower (on behalf of itself and each of the other Loan Parties).

2.2 The representations and warranties contained herein shall be true and correct in all respects, and, after giving effect to this Amendment, no Event of Default or Default shall exist on the date hereof.

3 Representations and Warranties.

3.1 The execution, delivery and performance by Administrative Borrower (on behalf of itself and each of the other Loan Parties) of this Amendment has been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of the Administrative Borrower and each of the other Loan Parties enforceable against the Administrative Borrower and each of the other Loan Parties in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

3.2 Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

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3.3 Neither the execution, delivery and performance of this Amendment by the Administrative Borrower (on behalf of itself and each of the other Loan Parties) nor the consummation of the transactions contemplated hereby does or shall result in a breach of, or violate (i) any provision of the Administrative Borrower’s or any other Loan Party’s articles of incorporation or bylaws, (iii) any law or regulation, or any order or decree of any court or government instrumentality, applicable to the Administrative Borrower or the other Loan Parties or binding upon any of their properties, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Administrative Borrower or any other Loan Party is a party or by which the Administrative Borrower or any other Loan Party or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to the Agents on or before the date hereof.

4 Reference to and Effect upon the Credit Agreement.

4.1 Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

4.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

4.3 The Administrative Borrower (on behalf of itself and each of the other Loan Parties) acknowledges and agrees that the execution and delivery by Agents and Required Lenders of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate Agents or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (ii) to amend, relinquish or impair any right of Agents or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

4.4 The Administrative Borrower (on behalf of itself and each of the other Loan Parties) affirms and acknowledges that this Amendment constitutes a Loan Document under the Credit Agreement and any reference to the Loan Documents under the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

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5 Costs and Expenses. As provided in Section 11.03 of the Credit Agreement, Borrowers agree to reimburse Agents for all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent in connection with the preparation, execution and delivery of this Amendment, including the fees, charges and disbursements of Latham & Watkins, LLP, counsel for the Administrative Agent and Hahn & Hessen, LLP, counsel to the Collateral Agent.

6 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

7 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8 Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf the signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof, and such party shall promptly follow its facsimile signature page by mailing of a hard copy original.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

ADMINISTRATIVE BORROWER

A. T. MASSEY COAL COMPANY, INC., individually and as agent for each of the other Loan Parties

By:	/s/ Philip W. Nichols
Name:	Philip W. Nichols
Title:	Treasurer

AGENTS

UBS AG, STAMFORD BRANCH, as the Administrative Agent

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

THE CIT GROUP/BUSINESS CREDIT, INC., as the Collateral Agent

By:	/s/ Anthony Lavinio
Name:	Anthony Lavinio
Title:	Vice President

LENDERS

UBS LOAN FINANCE LLC, as Swingline Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director